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                                                                    Exhibit 10.6

                                LEASE CONTRACT

     Lease Contract entered into by and between INDUSTRIAS DE AMERICA, S.A. DE C.V., a Mexican corporation having its principal offices in the City of Chihuahua, State of Chihuahua, Mexico, represented herein by Oscar Salomon Noble Ayub, in his capacity of Attorney-in-Fact for said Corporation, hereinafter referred to as the "LESSOR"; and SPECTRUM CONTROL DE MEXICO, S.A. DE C.V., represented herein by Mr. Jack Freeman, in his capacity attorney-in-fact of said Corporation, hereinafter referred to as the "LESSEE", in accordance with the following clauses:

                                   RECITALS:

I.   LESSOR, through its legal representative states:

     a) That it is a Mexican corporation duly incorporated pursuant to the General Law of Mercantile Corporations, with its principal place of business in Chihuahua, Chihuahua, Mexico.

     b) LESSOR acquired the Land (as defined hereafter) pursuant to Public Instrument number 15,942 granted before Mr. Eduardo Romero Ramos, Notary Public Number 4 for the Bravos District on July 14,1998 and duly recorded under entry number 46, page 50, Book 2,620 Section I of the Public Registry of Ciudad Juarez, Chihuahua, on February 2, 1999.

     c) It will secure the corresponding construction license required in order to complete construction of the Improvements to Leased Property (as defined hereafter).

     d) The Land (as defined hereafter) has been zoned by the competent authorities as industrial and is adequate for the intended use by LESSEE of the Leased Property which is the manufacturing of electronic filters, as well as any other activities related thereto.

     e)   The Land is free and clean of any type of pollution or contamination.

     f) Upon Beneficial Occupancy (as such term is defined hereunder), the Leased Property will be served by the public utilities of telephone, electricity, water, sewage and gas, and that all charges, user's fees ("derecho de fuente and/or "cuotas de cooperacion") or rights in connection with such public utilities will be fully paid by LESSOR on such date.

     g) Upon Final Occupancy, of the Leased Property (as such term is defined hereunder) the Land will be free from liens or restrictions, which may impede or affect the use of the Leased Property by LESSEE.

     h)   Upon the Final Occupancy of the Leased Property (as such term is defined
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          hereunder), all parts, heating, ventilation and air conditioning systems, equipment, utilities and fixtures associated with the Leased Property will be in good working condition, and that the roof and foundation will be watertight.

      i) It desires to lease the Leased Property to LESSEE, under the terms and conditions hereinafter set forth.

      j) That its representative has the authority required to enter into this contract, which authority has not been limited nor revoked.

II.-  LESSEE, through its legal representative states:

      a) That his principal is a Mexican corporation duly incorporated pursuant to the General Law of Mercantile Corporations, with its principal place of business in Ciudad Juarez, Chihuahua, Mexico.

      b) That his principal desires to have through lease, the temporary use and possession of the Leased Property, subject to the terms and conditions contained herein.

      c) That its representative has the authority required to enter into this contract, which authority have not been limited nor revoked.

III.- THE PARTIES, THROUGH THEIR LEGAL REPRESENTATIVES, STATE:

      That in the execution of this Contract there has been no error, bad faith nor duress amongst them.

      In consideration of the above recitals, the parties agree on the following:

                                   CLAUSES:

FIRST -- THE LEASED PROPERTY:

      Under the terms of this Lease Contract, the LESSOR hereby delivers in lease to the LESSEE, the temporary use, enjoyment and possession of a certain plot of land (the "Land") and the building for industrial use constructed thereon (the "Building"), situated at Boulevard Zaragoza 2910, in the City of Juarez, State of Chihuahua, Mexico. Said Land consists of a surface area of approximately 11,444.63 square meters (equivalent to approximately 123,189 square feet). Building contains a total area of approximately 4,269.13 square meters (equivalent to approximately 45,931 square feet). The Land and the Building are herein jointly referred to as the "Leased Property" and are shown on the plan that is attached to this Lease Contract as Exhibit "A".

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SECOND -- OWNERSHIP OF THE LEASED PROPERTY:

     LESSOR has the clear and unrestricted ownership and control of the Leased Property, and the LESSEE shall have the quiet enjoyment of it. LESSOR and LESSEE agree that as provided by Article 2308 of the Civil Code of the State of Chihuahua, this Lease Contract shall survive any future transfer of the Leased Property or foreclosure of any lien or mortgage on the Leased Property and that any default by LESSOR in payment of any such lien or mortgage shall in no way prejudice the terms of this Lease Contract; or otherwise affect LESSEE's rights under this Lease Contract; and that any mortgage on the Leased Property shall contain a provision acknowledging the existence and duration of this Lease Contract and the agreement by the Lender or holder of such mortgage not to disturb LESSEE's peaceful and quiet possession and enjoyment of the Leased Property or the rights of LESSEE under this Lease Contract. LESSOR represents that now and when Final Occupancy is delivered to LESSEE, the Leased Property is and will not be in violation of any Federal, State or Municipal Laws that are applicable to the Leased Property in accordance with this Lease Contract and to LESSOR.

THIRD -- DELIVERY OF THE LEASED PROPERTY:

     The LESSOR will deliver the Leased Property to LESSEE, for beneficial occupancy (the "Beneficial Occupancy") upon execution of this Lease Contract (hereinafter the "Effective Date"). The obligation of LESSEE for payments of insurance, utilities, and the maintenance under this Lease Contract will commence on the Effective Date. Upon execution hereof LESSOR will commence the construction of the Improvements to the Leased Property listed in Exhibit "B". The cost of the Improvements to Leased Property will be at LESSOR's sole cost and expense and the final occupancy (the "Final Occupancy") will be upon completion and delivery of the Improvements to the Leased property, as of such date, LESSEE shall pay Lease Rent and property tax in accordance with Clause Sixth and Eight hereof.

     The Final Occupancy will occur at the completion of the Improvements to the Leased Property. The Improvements to the Leased Property shall be completed in a period not to exceed 90 calendar days from the Effective Date hereof or earlier than that date. As of such date, LESSEE shall begin to pay the Lease Rent in accordance to clause Sixth hereof.

     If Final Occupancy does not occur within the term established for herein, LESSOR must provide to LESSEE two (2) days free of Lease Rent corresponding to such Section, for every day that goes beyond the term provided for the Beneficial Occupancy of such section only if such delay is for any reason imputable to LESSOR.

     After Final Occupancy, there may be some pending work (the "Punch List Item(s)"). Any pending work may be minor such as cosmetic or adjustment items in nature that shall not interfere with any operation of the Leased Property, otherwise should not be considered as a Punch List Item and Final Occupancy will not occur. The completion of the Punch List Items

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will be started immediately and must be completed within thirty (30) days after the Final Occupancy.

FOURTH -- USE OF THE LEASED PROPERTY:

     The LESSEE shall use the Leased Property only for light and clean industrial operations. Under no conditions whatsoever will the LESSEE be permitted to use the Leased Property for chemical, nuclear and heavy industrial operations. The Land has been zoned by the competent authorities as industrial and is adequate for the intended use by LESSEE of the Leased Property, which is the manufacturing of electronic filters, as well as any other activities related thereto.

FIFTH -- ASSIGNMENT AND SUBLETTING:

     The LESSEE shall be permitted to sublease the Leased Property only with the express written authorization of LESSOR, which authorization shall not be unreasonably withheld. If a sublease or an assignment takes place, the Guaranty (as defined in Clause Eighteenth hereof) executed and delivered in favor of LESSOR from Spectrum Control, Inc. will remain in full force and effect during the term of this Lease Contract and any extensions hereof.

SIXTH -- LEASE RENT:
-------------------

     A. The lease rent (the "Lease Rent") that LESSEE shall pay for the Leased Property commencing on the date of Final Occupancy (as such term is defined on Clause Third hereof) will be the amount of US$22,965.50 per month, plus de Value added tax, payable in advance the first calendar day of each month. If the Final Occupancy is a date other than the first day of a calendar month, the LESSEE will pay, on the first day of the next calendar month the daily Lease Rent for the period between the Final Occupancy and the first day of the following calendar month, and such date shall be consider the date for initiation of the Initial Term.

     The Lease Rent will be increased yearly on every anniversary of the initiation of the Initial Term, (subject to the provisions of the paragraph above), by applying a two per cent (2%) increase to the Lease Rent in effect.
If LESSEE exercises its options to Extend contained in Clause Seventh hereof the Lease Rent during the extensions will be according to the following provisions:
(i) the Lease Rent for the first extended period (the "First Extended Period") shall be equivalent to the Lease Rent of the fifth year of the Initial Term,
(ii) the Lease Rent for the second extended period (the "Second Extended Period") and the third extended period (the "Third Extended Period") shall be the amount resulting of the application to the Lease Rent in effect the percentage of change in the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor for Urban Wage Earners and Clerical Workers for Dallas/Forth Worth, Texas, All items, herein referred to as "CPI", between the first year and the third year of the First Extended Period or the Second Extended Period respectively.

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     B.   LESSEE shall pay to LESSOR upon, execution hereof the sum of
US$111,864.00 (the "Lease Rent Advance Amount"). The Lease Rent Advance Amount constitutes payment in advance of the Lease Rent of the last four and a half months of the Initial Term, and the Lease Rent Advance will be applied in the amount of US$12,429.30 to the payment of month fifty-six of the Initial Term and the amount of US$24,858.60 per month to the Lease Rent of months fifty seven to sixty of the Initial Term. In the case that the monthly Lease Rent is higher than US$24,858.60, this sum will be credited and LESSEE will pay the difference.

     C. LESSEE agrees that LESSOR may assign its rights to collect rents from LESSEE to a Bank or another financial institution, and upon demand by such assignee, LESSEE will make such payments directly to assignee, for which purposes LESSEE may request the documents evidencing registration of the loan as may correspond.

     D. All payments hereunder shall be made in U.S. dollars. All payments for Lease Rent are subject to the Value added tax and shall be made in advance upon presentation of the corresponding invoice by the first day of each calendar month. LESSOR'S official invoice for Lease Rent shall be in compliance with all Mexican tax requirements.

SEVENTH -- TERM, EXTENTIONS AND OPTIONS:
---------------------------------------

     A.   TERM: The initial term of this Lease Contract (the "Initial Term")
          ----
shall be for a period of 5 (five) years beginning on the Final Occupancy as defined in Clause Third of this Lease Contract, and subject to the provisions of Clause Sixth paragraph A. hereof, during which the LESSEE shall have the undisturbed use and enjoyment of the Leased Property.

     B. OPTIONS TO EXTEND: LESSOR agrees that LESSEE shall have 3 (three) options to extend this Lease Contract (the "Options to Extend"), for a period of 3 years each (the "Extensions"), in order to continue leasing under the same terms and conditions, except for the Lease Rent for the Extensions, which is detailed in Clause Sixth hereof.

     LESSEE shall notify LESSOR in writing three months prior to the expiration of the Initial Term (or to the expiration of the then current Extension) of its intention not to exercise the Option to Extend. The absence of the above mentioned notification shall be deemed that LESSEE has exercised the corresponding Option to Extend.

     C. OPTION TO EXPAND: Provided that the LESSEE is not in any default under this Lease Contract, and for a period defined by the first twenty-four (24) months of the Initial Term, LESSOR agrees to hold undeveloped the adjacent lot as shown on Exhibit "A" as the "Adjacent Lot" and LESSEE will have the option to request LESSOR, in writing, to build on the Adjacent Lot an expansion to the existing Building (the "Option to Expand") and lease such expansion (the "Expansion") from LESSOR. LESSOR will deliver the Expansion for final occupancy within a period of six months from the date of the written notification by LESSEE of

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exercising the Option to Expand. The Expansion will be a construction of approximately a minimum of 45,715 square feet and up to approximately a maximum of 58,600 square feet. The specifications for the Expansion are contained on Exhibit "A-1" of this Lease Contract.

     Provided that the LESSEE exercises the Option to Expand, this Lease Contract will be then reset for a period of additional five years. The final occupancy of the expansion area by the LESSEE, as provided for in this Clause, is the event that initiates the Reset five years Term. The Lease Rent for the reset term shall be the amount resulting from dividing the Lease Rent then in effect by the number of square feet for the existing Building and then multiplying the resulting number by the total area obtained from the sum of the square footage of the existing Building and the Expansion area, plus the corresponding Value Added Tax, under the same terms and conditions as set for herein.

     LESSEE will have the option to extend this Lease Contract beyond the Reset Initial Term under the same terms and conditions as set for herein. The Lease Rent will have the same rent escalator as provided for in the Clause Sixth hereof, and the Leased Property will include the Expansion. The Lease Rent Advance Amount shall be applied as provided for during the original Initial Term.

     D. OPTION TO BUY: LESSEE shall have the option, exercisable during the first renewal term (the "Period to Buy"), to buy (the "Option to Buy") for cash the Leased Property. The Purchase price shall be an amount resulting from applying a twelve percent (12%) capitalization rate to the Lease Rent in effect at the date when the LESSEE exercises the Option to Buy. This Option to Buy, shall be initiated by LESSEE notifying LESSOR in writing of its desire to exercise the Option to Buy during the Period to Buy. LESSEE and LESSOR shall enter into negotiations to set the purchase price and any additional terms and closing date for the sale. LESSEE's right to exercise the Option to Buy described herein shall be subject to the following events: (i) LESSEE is not in default of any of its obligations under this Lease Contract, (ii) the parties successfully negotiated the purchase price and the terms, consistent with the obligations set forth herein (iii) LESSEE has exercised its option to Expand the Building of the Leased Property and the Reset Initial Term has been completed.

EIGHTH -- TAXES AND UTILITIES:

     LESSOR shall be liable for all taxes caused by the Leased Property, the Lease Contract or any combination of both, with the exception of the Value Added Tax and the Property Tax, which shall be paid by the LESSEE.

     LESSOR represents that on Beneficial Occupancy all necessary utilities for the use of the Leased Property provided for in Clause Fourth hereof, will be available on the Leased Property (i.e. electric service of 750 KVA's, gas, 2 telephone lines, water in a capacity of 0.5 liters per second and sewer through pipes of 8 (eight) ). Additionally within a period not to exceed six (6)

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weeks, the Leased Property will have the availability of 20 digital telephone lines, at LESSEE's request. If LESSEE requires any additional KVA's, LESSEE will contract with the Comision Federal de Electricidad and pay for such cost. If the Expansion takes place, LESSEE shall be responsible to pay the "Cuota de Cooperacion" to the Comision Federal de Electricidad for the additional 750 KVA's. LESSOR also represents that upon Final Occupancy, natural gas will be available on the Leased Property.

     LESSOR represents that all the user's fees ("derecho de fuente" and "cuota de cooperacion") have been paid in full by LESSOR. The LESSEE shall be responsible of all utility consumption expenses. LESSEE shall also directly contract and pay for the hook-up cost of the utilities that it may require. LESSOR agrees to transfer the existing utility contracts to LESSEE at LESSEE's expenses.

     LESSEE or LESSOR may bring appropriate proceedings in the name of the LESSOR, the LESSEE or both for contesting the validity of any assessment on the Leased Property or amount of the taxes imposed thereon, or to recover payment therefor. Each party shall cooperate with the other with respect to the proceedings so far, as is reasonably necessary. The net amount of any taxes recovered, after the payment of all expenses in connection therewith, shall revert to the party incurring the expense.

NINTH -- MAINTENANCE AND ENVIRONMENTAL PROVISIONS:

     Responsibility for maintenance, repair and replacement shall be governed by the following stipulations:

     1. LESSOR shall at all times during the Lease term, maintain and repair, at its own cost and expense, the foundation of the Building, the structure of the exterior, structure of the floors (excluding sealing), structure of the roofs, as well as supporting members.

     2. It is the responsibility of LESSEE to maintain and repair, at its own cost and expense during the Lease Term, the interior and exterior of the Building including interior and exterior paint, air conditioning and heating, all roofing and flashing, including insulation and leak proof membrane, and such landscaping as may be presently on the land. The roof has a ten-year guaranty from the manufacturer and LESSEE will responsible for its periodic maintenance. LESSOR hereby assigns in favor of the LESSEE the above referred roof guaranty.

     3. LESSOR represents, warrants and guarantees that the Leased Property is for industrial purposes and is currently free of any spill, accident of ecological nature or final disposal, handling or recycling of any substance, material or waste, including those that are deemed hazardous or dangerous under the terms of the General Law of Ecological Equilibrium and Environmental Protection, its Regulations or the Applicable Mexican Official Standards. LESSOR previously to the execution of this Lease Contract has delivered to LESSEE an environmental study, Phase I, (the "Environmental Study"), performed by a reputable company,

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showing that the Leased Property is free and clean of any contamination of any form.

     LESSEE warrants and guarantees that during the term of this Lease and if extended or reset the Leased Property will be maintained and LESSEE's operation will be conducted in accordance with the environmental and any other laws of Mexico applicable to said Building and operations.

     During the period of performance of this Lease Contract, LESSEE shall provide to LESSOR, every two years with sufficient evidence, that the Leased Property is free and clean of any contamination or hazardous substances in any form, and if any contamination is found resulting from LESSEE's operation, LESSEE shall be obligated to make all the remedies and clean up at LESSEE's own expense. LESSEE agrees to provide to LESSOR, at the termination of this Lease Contract, with the corresponding STUDY OF ABANDONO DE SITIO, performed by a reputable company, LESSEE agrees to comply with all the actions to be taken contained is such STUDY OF ABANDONO DE SITIO, if any.

     It is responsibility of LESSEE to inform the corresponding environmental authorities, at the termination of this Lease Contract the cessation of activities in the Leased Property as provided for in the regulation of Environmental Impact.

TENTH -- ALTERATIONS:

     LESSEE may not change the basic structure, the external appearance or basic utility services, nor make any major work alterations, without the express written authorization of LESSOR, which authorization shall not be unreasonably withheld. LESSEE is hereby authorized to make minor alterations or modifications to the Leased Property, at its own risk and expense, so long as said alterations and modifications do not alter or impair the structure of the Building or the basic nature thereof.

     All fixtures and/or equipment of whatsoever nature ("Trade Fixtures") as shall have been installed in the Leased Property by LESSEE, not permanently affixed thereto, shall continue to be the property of LESSEE, and shall be removed by LESSEE at the expiration or termination of this Lease Contract, unless the LESSEE receives the written consent of LESSOR, in advance, in each specific case, that such Trade Fixtures may remain on said property upon expiration of the Lease Contract.

     LESSEE shall at its own cost and expense repair any injury to the Leased Property resulting from the removal of said Trade Fixtures and shall deliver the Leased Property to the LESSOR in reasonable good condition of order, presentation and cleanliness, reasonable wear and tear excepted.

     Any construction, alteration or addition to the Building made by the LESSEE, as well as

                                      -8-
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any fixtures and/or equipment of whatsoever nature as shall have been permanently installed in the Leased Property by the LESSEE, will be to the benefit of the Leased Property and will remain there on termination of the Lease Contract at no cost to LESSOR.

ELEVENTH -- LIABILITIES OF THE PARTIES:

     In conformance with applicable law, LESSOR guarantees to LESSEE the use and peaceful enjoyment of the Leased Property during the full term of the Lease Contract, and the LESSEE covenants and agrees to use the Leased Property only for the purposes herein stipulated and in accordance with nature and intended usage of the Leased Property. The liabilities of the LESSOR and of the LESSEE, in each case, shall be ruled by the following stipulations:

     1. The LESSOR or the LESSEE, respectively, shall be liable for damages to the Leased Property caused by their own fault or negligence, or that of their agents, employees or visitors, except for losses commonly insurable by fire insurance with extended coverage endorsement.

     2. In the event that the LESSEE shall be prevented by any cause non attributable to the LESSEE, whether partially or completely from the use of the Building or any part of the Leased Property, the rent shall be reduced proportionally to the part which use is prevented. But if the LESSEE is prevented from using the Building which is part of the Leased Property in its entirety, or to such an extent that the LESSEE may not use it for the purposes hereby stated, then no rent shall be paid during the time that the building is not usable.

     3. In the event of partial impediment of use in accordance with paragraph 2 of this Clause, the parties shall agree on the proportion in which the rent shall be reduced and if they should not agree, each party shall designate an expert. If both experts disagree, the experts will designate a third expert. This process shall not exceed a term of thirty (30) days as of the date of the impediment. The resolution of the majority of the experts shall be final and binding on the parties or if the parties agree in designating only one expert, its decision shall be final and binding on the parties.

     4. Without limiting the above provisions, in the event that LESSEE may be prevented from using more than 60% (sixty percent) of the Building space by any cause not attributable to the LESSEE, then LESSEE shall have the option to: (i) terminate this Contract without any cost or responsibility, upon written notice to LESSOR; or (ii) have the LESSOR restoring the Building to put it in proper conditions within seventy (70) days, for the LESSEE to use it for the purposes agreed on this Agreement.

     5. If the impediment to use the Leased Property is due to fault or negligence of the LESSEE, or its agents, employees or visitors, the LESSEE shall continue to pay the rent as if it were using the Building, unless this loss is covered by rent insurance or any other insurance.

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     6.   Notwithstanding anything in contrary to the terms contained herein, in the event that any damage or destruction to the Leased Property: (i) results in a material negative impact to LESSEE's business operations; (ii) is not due to fault of LESSEE; and (iii) is either not repaired, or it is evident to LESSEE, in its reasonable judgment, that it will not be repaired within 3 (three) months of its occurrence, LESSEE shall have the option to terminate this Lease, providing a written notice to LESSOR with thirty (30) days in advance to the date of termination.

TWELFTH -- INSURANCE:

     During the Initial Term and the Extensions hereof, LESSOR shall contract the following insurance policies ("Insurance Policies") and LESSEE shall reimburse LESSOR annually for the cost of the Insurance Policies provided however that this cost will not exceed the amount of US$1,600.00 per year. In the event that LESSEE leases the Expansion, said amount for Insurance Policies will not exceed US$3,500.00 per year:

     A. The premium of a fire insurance policy on the Leased Property (including the Building and improvements thereof) with extended coverage, including insurance against any loss or damage by fire and against any loss or damage by lightning, explosion, hurricane and hail, airplanes, vehicles and smoke, earthquake and/or volcanic eruption, strikes, riots and vandalism and any other risks now or hereafter embraced by so called "Extended Coverage" (including glass and gas tank insurance) in amounts sufficient to prevent LESSOR or LESSEE from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than one hundred percent of the then "full insurable value" (replacement value indicated in US$) of the Building and improvements which exist on the Leased Property. For the purpose of this clause, replacement value shall be deemed to be the cost of replacing the Building less the cost of excavations, foundations, and footings and without any deductions for physical depreciation of the Building. Such "full insurable value" shall be determined from time to time, but not more frequently than once in every twelve months, by mutual agreement of the parties. If the parties cannot reach an agreement with respect to such determination on replacement value, LESSEE at its expense may determine replacement value by hiring a licensed appraiser and certified by a Mexican credit institution authorized for that purpose.

     B. General public liability insurance, covering claims, demands and actions for injury or death of any person, in an amount not less than $500,000.00 currency of the United States of America; and for accidental injury or death of more than one person from any one accident, and for any liability arising from damages to property of third parties, with a limit of $100,000.00 currency of the United States of America to cover all claims, demands, and actions arising from, related to, or connected with the use by LESSEE of the Leased Property. LESSOR shall be named as additional insured under this policy.

     C. Insurance against loss or damage by boiler (or compressor) malfunction or by internal explosion by boiler (compressor), for any high pressure vessel installed in the Building

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which is part of the Leased Property, in such amounts as LESSOR, from time to time, reasonably requires; and

     D. Rental interruption insurance, covering risk of loss of rentals due to occurrence of any hazard set forth in this clause in an amount required to pay the rent, taxes and insurance premiums then required hereunder for a twelve-month period.

     LESSOR hereby waives its right of recovery against LESSEE for damages caused by fire, explosion and other casualty to any of the Leased Property to the extent that LESSOR makes recovery under insurance policies in effect at the time of loss. LESSEE hereby likewise waives its right of recovery against LESSOR for damages caused by fire, explosion and other casualty to the Leased Property if is covered by insurance policies in effect at the time of loss. This provision does not extend, and the waiver does not apply, to any damages suffered by either party hereto which are not covered by the insurance policies above mentioned, or which are under the deductible thereof.

     The LESSOR and the LESSEE agree to use good faith efforts to have any and all fire extended insurance coverage, or any other material damage insurance, endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the property described herein."

     All insurance provided for in this Clause shall be effected under valid and enforceable policies issued by insurers which are authorized to do business in Mexico, copies of which shall be provided to LESSEE.

     All policies of insurance herein provided for shall, to the extent that LESSOR shall request, contains standard mortgage clauses in favor of the holders of mortgages on the Leased Property.

     In case of casualty to the Leased Property resulting in damage or destruction to the Building, LESSEE shall promptly telephone the LESSOR within 24 hours after the casualty occurred and give written notice thereof to LESSOR. Adjustment proceedings shall be started immediately by LESSEE and/or LESSOR.

     All insurance money paid on account of such damage or destruction, less the actual cost, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be made available to the LESSOR or the LESSEE, as their respective interests appear under this Lease Contract, for the purpose of restoring, replacing, rebuilding or altering the Building as nearly as possible to its value, condition and character immediately prior to such damage or destruction.

     All insurance to be maintained pursuant to this Lease Contract shall be arranged through

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a reputable insurance company.

THIRTEENTH -- SURRENDER:

     LESSEE shall, on the last day of the term of this Lease or upon earlier termination, surrender and deliver the Leased Property into the possession and use of the LESSOR without delay, in good order, condition and repair, except for normal wear and tear due to normal use and the passage of time, and except for damage by fire or other casualty. All signs, inscriptions, canopies and installations of like nature made by LESSEE shall be removed at or prior to the expiration of the term of this Lease.

     All furniture and Trade Fixtures installed by LESSEE shall remain the property of the LESSEE and shall be removed by LESSEE at any time during or at the end of the term.

     Any personal property which shall remain in the Leased Property fifteen
(15) days after the termination of the Lease may, at the option of LESSOR, be deemed to have been abandoned and either may be retained by LESSOR as its property or be disposed of, without liability, in such manner as LESSOR may see fit.

FOURTEENTH -- HOLDOVER:

     In the event this Lease Contract is not duly extended prior to the termination date, the LESSEE shall at the termination of the Lease by lapse of time or otherwise, yield up immediate possession to LESSOR, and failing to do so, the LESSEE will pay as rent for the whole time such possession is withheld a sum equal to twice the daily rental payment by LESSEE as computed on the last day of the Initial or Extended Term hereof, however the provisions of this clause shall not be deemed to be a waiver by LESSOR of any right of reentry as herein set forth; nor shall the receipt of said payment or any part thereof, operate as waiver of the right of LESSOR to recover the Leased Property. Until possession of the Leased Property is yield up to LESSOR, THE LESSEE will be obligated to comply will all the terms and obligations of this Lease Contract.

FIFTEENTH -- RIGHT TO PERFORM OTHER PARTY'S COVENANTS:

     1. If LESSEE shall at any time fail to perform any one or more of its agreements made in this Lease Contract, LESSOR, after ten (10) days written notice to LESSEE (or without notice in the case of an emergency) and without waiving or releasing LESSEE from any obligation of LESSEE contained in this Lease Contract, may but shall be under no obligation to perform any act on LESSEE's part to be performed as provided in this Lease Contract, and may enter upon the Leased Property for that purpose and take all such actions thereon as may be necessary therefor. All reasonable sums paid by LESSOR and all reasonable costs and expenses incurred by LESSOR in connection with the performance of any such obligation of LESSEE, shall be payable by LESSEE to LESSOR on demand. The LESSEE will be entitled to the same right with respect to the obligations breached by the LESSOR.

     2. If LESSOR shall at any time fail to perform any one or more of its agreements made in this Lease Contract, LESSEE, after ten (10) days written notice to LESSOR (or without notice in the case of an emergency) and without waiving or releasing LESSOR from any obligation of LESSOR contained in this Lease Contract, may but shall be under no obligation to perform any maintenance act on LESSOR's part to be performed as provided in this Lease Contract, and may enter upon the Leased Property for that purpose and take all such actions thereon as may be necessary therefor; provided, however, that LESSEE may not under the authority of this Clause undertake major structural construction or modification of the Building. All reasonable sums paid by LESSEE and all reasonable costs and expenses incurred by LESSEE in connection with the performance of any such obligation of LESSOR, shall be payable by LESSOR to LESSEE on demand.

     3. For the purposes of this Lease Contract it is agreed that neither party hereto has breached this Lease Contract, unless written notice by the non-defaulting party (hereinafter the "Default Notice"), indicating that an event of default under this Lease Contract has occurred, and the defaulting party has not remedied said event of default within a term of fifteen days following the Default Notice.

SIXTEENTH -- ENTRY ON LEASED PROPERTY BY LESSOR:

     LESSEE shall permit LESSOR and its authorized representatives to enter the Leased Property at all reasonable times and prior written notice to the LESSEE, for the purpose of inspecting the same and performing any work therein that may be required of it or that may be necessary by reason of LESSEE's failure to make repairs or perform such work or for the purpose of showing the same to prospective purchasers. Except for cases of emergency, the entry to the Leased Property by LESSOR shall be notified to LESSEE in writing with at least 24 hours in advance to such entry.

     LESSOR shall exercise its authority under this provision in such a way so as not to interfere with the business operations of the LESSEE.

     No competitors of LESSEE shall be permitted into the Leased Property while LESSEE is in possession thereof. LESSEE shall also have the right to escort LESSOR or any representative or visitor who enters the Leased Property with or on behalf of LESSOR.

SEVENTEENTH - ACCESS TO THE LEASED PROPERTY BY LESSEE'S VEHICLES:

     LESSOR represents and warrants that the Leased Property has been zoned for industrial use and is adequate for the use intended by LESSEE. LESSEE will have unrestricted access the

Leased Property through any of the entries to the Leased Property as depicted on Exhibit "A" attached to this Lease Contract by any type of vehicles. In the event LESSEE is prevented from operating its trucks and vehicles by any governmental authority, LESSOR agrees to indemnify and to hold LESSEE harmless for any damages that LESSEE may suffer as consequence of the interruption and restrictions to LESSEE's business.

EIGHTEENTH -- SUBORDINATION:

     LESSEE agrees, at the request of LESSOR, to subordinate this Lease Contract to any mortgage placed upon the Leased Property, provided that the holder agrees not to disturb the possession and other rights of LESSEE under this Lease Contract so long as LESSEE continues to perform its obligations hereunder; and in the event of acquisition of title by said holder through foreclosure proceedings or otherwise, said holder agrees to accept LESSEE as tenant of lease and to perform the LESSOR's obligations hereunder (but only while owner of the Leased Property); and LESSEE agrees to recognize such holder or any other persons acquiring title to the Leased Property. LESSEE and LESSOR agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained herein.

NINETEENTH -- GUARANTY:

     LESSEE (being a subsidiary of Spectrum Control) shall obtain and deliver to LESSOR, at the execution of this Lease Contract, a Guaranty in substantially the same form of the document attached hereto as Exhibit "C", duly signed by a representative of Spectrum Control, Inc. (the "Guarantor") a Pennsylvania corporation, as Guarantor and certified by a Notary Public, whereby Guarantor shall guaranty to LESSOR compliance by LESSEE with all and each of the obligations accepted by the LESSEE under this Lease and such guaranty shall be valid and binding for all the then unexpired terms of this Lease. LESSEE and Guarantor agree to sign such documents as are in the form attached hereto as Exhibit "C" or in such other comparable form as a lender might require.

TWENTIETH -- ASSIGNMENT BY THE LESSOR:

     This Lease Contract may be assigned by LESSOR, provided that LESSOR shall remain liable hereunder.

TWENTY FIRST -- MODIFICATIONS TO CONTRACTUAL DOCUMENT:

     No modification, release or discharge of this Lease Contract or waiver of any of the provisions hereof shall be of any force or effect except by an agreement in writing signed by LESSOR and LESSEE.

TWENTY SECOND -- APPLICABLE LAW AND JURISDICTION:

     This Lease Contract shall be bound by and subject to the provisions of the Civil Code of the State of Chihuahua and both parties hereto expressly submit to the jurisdiction of the Courts of Ciudad Juarez, State of Chihuahua, Mexico.

TWENTY THIRD -- NOTICES:

     All notices, demands and requests required under this Lease Contract shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if served personally or if sent by registered or certified mail, return receipt requested, addressed to LESSOR or LESSEE as the case may be, at its respective address last designated by notice to the other party for that purpose. Until LESSOR and LESSEE shall designate other addresses, their addresses shall be as follows:

LESSOR:           INDUSTRIAS DE AMERICA, S.A. DE C.V.
                  Prolong. Ave. Americas S/N
                  Parque Industrial Las Americas
                  Chihuahua, Chih. 31200
                  Attn: Salomon Noble A. and/or
                  Eva Florencia Fuentes G.

LESSEE:           SPECTRUM CONTROL DE MEXICO, S.A. DE C.V.
                  Boulevard Zagaroza 2910
                  Ciudad Juarez, Chihuahua
                  Mexico

and with copy to:

                  SPECTRUM CONTROL, INC.
                  8031 Avonia Road
                  Fairview PA 16415
                  Attn: Mr. Gary D. Roscoe

TWENTY FOURTH -- OFFICIAL TEXT AND TRANSLATION:

     The parties execute this Lease Contract in the Spanish language as the official text, and also execute a translation of this Lease Contract in the English language. If either party submits this Lease Contract to any court or other authority, the Spanish version shall control in case of any disputes related to the interpretation of a given section.

     The Parties hereof execute this Lease Contract to their entire satisfaction this 15 day of March, 2000 and shall be considered as the Effective Date hereof.

     LESSOR:                            LESSEE:

INDUSTRIAS DE AMERICA,                  SPECTRUM CONTROL DE MEXICO
S. A. DE C.V.                           S. A. DEC.C.V.

/s/ Oscar Salomon Noble Ayub            /s/ Jack Freeman
__________________________________      __________________________________
Mr. Oscar Salomon Noble Ayub            Mr. Jack Freeman

                                        WITNESSES:

/s/ Witness                             /s/ Patrick Shoup
__________________________________      __________________________________

EXHIBITS

  A     -    Plot of Leased Property
  A-1   -    Specifications of the Expansion
  B     -    Improvements to the Lease Property
  C     -    Form of the Guaranty of the Lease

                                   EXHIBIT A

                       PLOT PLAN OF THE LEASED PROPERTY

                                  EXHIBIT A-1

                        SPECIFICATIONS OF THE EXPANSION

C 0 N C E P T                                   Building Specifications

 1.   Maximum Building Area                         58,599.96 S.F.
      Minimum Building Area                         45,715.57 S.F.

 2.   Land(Adjacent Lot)                           132,171.72 S.F.

 3.   FACILITY DISTRIBUTION

 3.1  Manufacturing Area
      3.1.1 Maximum Area                            51,855.68 S.F.
      3.1.2 Minimum Area                            38,971.29 S.F.
 3.2  Warehouse Area                                    Adaptable
 3.3  Offices Area (Open Space)                      3,132.32 S.F.
 3.4  Mezzanine Area                                         None
 3.5  Plant Rest Rooms Area                          1,127.74 S.F.
 3.6  Cafeteria & Kitchen Area                       1,808.35 S.F.
 3.7  Mechanical Room Area                             551.44 S.F.
 3.8  Guard House Area                                 124.43 S.F.
 3.9  Dock-high loading dock spaces                             3
3.10  Concrete access ramp                                      1
3.11  Parking lot spaces                                       92

4.    GENERAL ARCHITECTONICS

4.1   Dimensions:
      4.1.1 Bay size                                    44' x 50'
      4.1.2.Clear height to bottom of structure
                                                              24'
          in plant\warehouse
      4.1.3 Height of lamp                                    24'
      4.1.4 Ceiling height in office                           9'
      4.1.5 Dock-high loading dock doors (3)             8' x 10'
      4.1.6 Access ramp door (1)                        10' x 12'

4.2   Walls:
      4.2.1 Manufacturing plant               Concrete Block (8")
      4.2.2 Offices                           Sheet rock

     4.2.3 Restrooms                     Concrete Block (6')

4.3  Floors:
     4.3.1 Manufacturing Area            6" Concrete w/Fiber - 3500 psi &
                                         Clear Polyurethane Floor Seal
     4.3.2 Offices                       4" Concrete w/Fiber - 3000 psi &
                                         Ceramic Tile
     4.3.3 Cafeteria                     4" Concrete w/Fiber - 3000 psi &
                                         Ceramic Tile
     4.3.4 Restrooms                     4" Concrete w/Fiber - 3000 psi &
                                         Ceramic Tile
4.4 Structural Steel
    4.4.1 Roof Framing                   Steel Joists & Joist Girders
                                         with White Paint (dryfog)
    4.4.2 Columns                        Steel Columns

4.5 Iron Work:
    4.5.1 Emergency doors                                    4
    4.5.2 Aluminum doors                                     2
    4.5.3 Ladder                                             1

4.6 Exterior:
    4.6.1 Asphalt Pavement                                   2"

4.7 Roofing and insulation:
    4.7.1 Roofing System                 Standing Seam KR18 \ 22 Ga.
    4.7.2 Thermal insulation             3" Fiber Glass Blanket

5.  CIVIL

    5.1 Backfilling and compaction                          95%
    5.2 Compaction of natural soil                          95%
    5.3 Asphalt impregnation coat                          Yes
    5.4 Concrete Foundations             Reinforced Concrete 3000 psi
                                         Isolated Spread Footings
6.  PLUMBING

6.1 Fixtures                         Offices       Production
    6.1.1 W. C.                        2                10
    6.1.2 Lavatories                   2                 8
    6.1.3 Urinals                      1                 4
    6.1.4 Showers                      No                2

    6.1.5 Drinking fountains         No                 No
    6.1.6 Mop zinc                     1                 2
    6.1.7 Cistern (domestic use)     12,000 Gal

7.  AIR CONDITIONING SYSTEM

7.1 Mechanical A/C & Heating         5-30 Ton Package Units for Production area
                                          1-10 Ton Package Unit for Offices
                                     & 1-7.5 Ton Package Unit for Cafeteria

7.2 Exhaust fans                             Restrooms only

8.  ELECTRICITY

8.1 Lighting:
    8.1.1 Production                 Metal Halide \ 75 FC @ 36"
    8.1.2 Offices                    Fluorescent \ 100 FC @ 36"
    8.1.3 Outside Light              Metal Halide \ 2 FC @ 36"

8.2 Substation                                   750 KVA

8.3 Voltage                          480/277 V - Production
                                                   208/120 V - Offices
8.4 Outside lighting                 Wallpack units

8.5 Dry type transformer                         (1) 45 KVA

9.  SPECIAL INSTALLATIONS

9.1 Loading dock levelers                 3 @ 25,000 Lb. capacity
9.2 Loading dock pad-seals                        3
9.3 Domestic Hydro pneumatic System             (2) 5 HP
9.4 Compressed Air System                       None
9.5 Kitchen Equipment                           None
9.6 Chemical Storage Room                 None
9.7 Landscaping                           Green lawn with trees and shrubs
9.8 Perimeter Fence                  8 ft. decorative fence at frontage
                                     & 8 ft. chain link fence on other sides
9.9 Fire Protection System           None

                                   EXHIBIT B

            IMPROVEMENTS TO THE LEASED PROPERTY AND SPECIFICATIONS:

I.   IMPROVEMENTS TO THE LEASED PROPERTY:

1.0  The following area will be added/finished to the existing building.

     1.1. Three private enclosed offices per specifications below.
     1.2. A conference room per specifications below.
     1.3. An infirmary with restroom per specifications below.
     1.4. A training room in the manufacturing area located between the entry doors to the office area and cafeteria per specifications below.
     1.5. A chemical room according to city per specifications below.

     1.6. If the pump room is not adequate for the installation of a compressor, a separate compressor room will be build. When the new compressor room is finished the total area of this compressor room will be added to the total rentable area at the same lease rent as the rest of the property.

2.0 Mechanical air conditioning in the manufacturing, office and cafeteria areas

3.0  750 KVA substation complete with transformer and accessories

4.0  One basketball court.

5.0  Heightened retaining wall at base of fence on west side.

II.  SPECIFICATIONS FOR THE IMPROVEMENTS TO THE LEASED PROPERTY

Specifications for enclosed offices, conference room, infirmary, training room, and chemical room:

C O N C E P T                         Building Specifications

1.   FACILITY DISTRIBUTION

1.1  Enclosed Offices Area                  300.00 S.F.
1.2  Conference Room Area                   280.00 S.F.
1.3  Infirmary Area                         110.00 S.F.
1.4  Training Room                          480.00 S.F.
1.5  Chemical Room                          215.00 S.F.

2.   GENERAL ARCHITECTONICS
2.1  Dimensions:
     2.1.1 Enclosed Offices (3)            10'x10'
     2.1.2 Conference Room (1)             14'x20 '

     2.1.3 Infirmary (1)                   10'x11'
     2.1.4 Training Room (1)               16'x30'
     2.1.5 Chemical Room (1)               14'x15'
     2.1.6 Ceiling height                     9'

2.2  Walls:
     2.2.l Sheetrock Walls:  Enclosed Offices & Conference Room with texture, vinyl paint and 4" vinyl baseboard Infirmary &
                             Training Room only with vinyl paint.
     2.2.2 Block Walls:      Chemical Room only with enamel paint.
     2.3 Floors Finishes:    Enclosed offices & Conference Room with 26 oz.
                             Carpet. Infirmary & Training Room as existing
                             floor. Chemical Room with epoxy seal.
     2.4 Suspended Ceiling:  Acoustical Ceiling 2'x4'- Auratone except Chemical
                             Room.
     2.5 Doors:              Solid Core Wood Doors with Stain and Barnish
                             Chemical Room with Hollow Metal Door.

3.   AIR CONDITIONING SYSTEM:

     3.1  HVAC System:       Mechanical Air Conditioning and Heating Exhaust Fan
                             only in Conference Room.

4.   ELECTRICITY

     4.1 Lighting:                       Fluorescent\ 100 FC @ 36"
     4.2 Voltage:                        208/120 V
     4.3 Outlets:                        (4) Electrical & (1) Voice per Room
                                           except Chemical Room

                                   EXHIBIT C

                       FORM OF THE GUARANTY OF THE LEASE

     The undersigned ("Guarantor") absolutely and unconditionally guarantees the full payment, performance and observance of all the rent, covenants, conditions, and agreements provided to be performed and observed by SPECTRUM CONTROL DE MEXICO, S.A. DE C.V. ("Lessee") in that certain Lease Contract (the "Lease") dated effective as of March 15, 2000 between INDUSTRIAS DE AMERICA, S.A. DE C.V. ("Lessor") and Lessee relating to the Land and Building located at Boulevard Zaragoza 2910, in the City of Juarez, State of Chihuahua, Mexico.

     The undersigned expressly agrees that its obligations hereunder shall not be terminated, affected or impaired by reason of the granting by LESSOR of any indulgences to LESSEE or by reason of the assertion against LESSEE of any of the rights or remedies reserved to LESSOR pursuant to the provisions of said Lease or by the release of LESSEE from any of LESSEE's obligations under said Lease by operation of law or otherwise, the undersigned hereby waiving all suretyship defenses. The undersigned further covenants and agrees that this Guaranty shall remain and continue in full force and effect as to any renewal, assignment, modification or extension of the Lease whether or not the undersigned shall have received any notice of or consented to such renewal, modification or extension.

     The undersigned further agrees that its liability hereunder shall be primary, and that in any right to action which shall accrue to LESSOR under the Lease, LESSOR, may at its option, proceed against the undersigned and LESSEE, jointly and severally, and may proceed against the undersigned without having commenced any action or having obtained any judgment against LESSEE; provided however, that the undersigned shall have no liability to LESSOR unless and until the undersigned shall receive notice of default by LESSEE and have been given the same time period provided to LESSEE under the Lease to cure such default.

     It is agreed that the failure of LESSOR to insist in any one or more instances upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right, but the same shall continue and remain in full force and effect. Receipt by LESSOR of rent or other payments with knowledge of the breach of any provision of the Lease shall not be deemed a waiver of such breach.

     No assignment or other transfer of the Lease, or any interest therein, shall operate to extinguish or diminish the liability of the undersigned hereunder.

     The undersigned represents and warrants that (a) the undersigned is authorized to execute and deliver this Guaranty, (b) the person executing this Guaranty is authorized to execute the same for and on behalf of the undersigned, (c) the undersigned has all requisite power and authority to enter into this Guaranty, (d) neither the execution or delivery of this Guaranty, nor the performance of the terms, conditions or provisions of this Guaranty, constitute a default under, or result in the creation of any lien pursuant to, any other agreement or instrument under which the undersigned is obligated, and (e) at the time of execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of the undersigned to LESSOR hereunder, or to impair the immediate taking effect of this Guaranty as the sole agreement between the undersigned and LESSOR with respect to guaranteeing all of Company's obligations to LESSOR under the Lease Agreement. Upon execution hereof the undersigned shall provide to LESSOR certified copy of the resolutions authorizing the Guaranty.

     In the event LESSOR discounts, collaterally assigns or assigns the Lease and the Guaranty to a bank or other lending institution (hereinafter referred to as "Lender"), the undersigned upon written request, to the extent applicable and true, shall furnish to Lender a letter stating that the undersigned acknowledges receipt of notice of an assignment by LESSOR of the Guaranty; that the Guaranty is in full force and effect; that no changes to the Guaranty as originally executed have been made; that the undersigned will not enter into any modification of the Guaranty without first obtaining Lender's prior written approval; and provided that the LESSOR's notice to the undersigned includes an irrevocable authorization and direction by LESSOR to pay all payments due under the Lease to Lender, that all payment made thereafter shall be made to Lender or its assigns in U.S. Dollars, at such times and at such places as directed by Lender or its assigns.

     This Guaranty shall be irrevocable.

     The undersigned represents that the undersigned directly or indirectly benefits from making this Guaranty.

     This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Texas excluding any principles of conflicts of laws. In any action prosecuted by LESSOR for the interpretation and performance of this Guaranty, Guarantor agrees to and hereby submits Guarantor to the personal and subject matter jurisdiction of the Federal District Court of the Western District of Texas, and/or the State Courts in El Paso, El Paso County, Texas. The undersigned expressly waives the right to any other jurisdiction that Guarantor may have as a result of the undersigned's present or future domicile, or due to any other cause whatsoever.

     The rights and remedies of LESSOR under this Guaranty, and the rights and remedies of LESSOR created under the Lease or under applicable law, are cumulative and may be exercised singly or concurrently, and the exercise of any one or more of them will not be a waiver of any other.

     This Guaranty is binding upon the undersigned and its legal representatives and successors and shall inure to the benefit of LESSOR, its legal representatives, successors and assigns, provided however that the undersigned shall not assign its obligations hereunder.

     The whole of this Guaranty is set forth herein and there is no verbal or other written agreement and no understanding or custom affecting the terms hereof. This Guaranty can be amended only by a written instrument specifically referencing this Guaranty and executed by both parties hereto.

     Notwithstanding anything to the contrary set forth herein, the undersigned shall have the benefit of any rights which the LESSEE may have pursuant to the provisions of the Lease, and the liability of the undersigned hereunder shall in no event exceed the liability of the LESSEE under the covenants, conditions, and agreements provided to be performed and observed by the LESSEE under the terms of the Lease.

     In Witness Whereof, this Guaranty is executed this March 16, 2000.

                                    Guarantor:

                              __________________________________________
                                    Spectrum Control, Inc.

                              A:    Pennsylvania Corporation

                                    /s/ John P. Freeman
                              By:   ____________________________________

                     Printed Name:  John P. Freeman
                                    ------------------------------------
                              Its:  VP & CFO
                                    ------------------------------------

Acknowledgment
--------------

STATE OF PA)
         --
COUNTY OF ERIE)
          ----

     This Guaranty was acknowledged before me on the, 16/th/ day of March, 2000 by John P. Freeman, of Spectrum Control, Inc., A Pennsylvania corporation on behalf of said corporation.

Notary's Official Seal:

            /s/ notary
_______________________________________ NOTARY

________________________________________________
PUBLIC IN AND FOR THE STATE OF PENNSYLVANIA